                                     PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
                         IN RESPECT OF THE QUARTERLY PERIOD FROM 12 JUNE 2002 TO 24 SEPTEMBER 2002


NOTE INFORMATION
----------------                                      Class A Notes          A$ Class B Notes
                                                 ------------------------------------------------

Original Principal Balance of each
class of Note at the time of their
issue                                             US$1,000,000,000.00         A$63,000,000.00

Principal Balance of each class of
Note at the end of the immediately
preceding Quarterly Payment Date                          N/A                       N/A

Amount to be applied towards payment
of principal on each class of Note on
this Quarterly Payment Date                             US$0.00                    A$0.00

Principal Balance of each class of
Note after payments referred to above
have been applied                                  US$1,000,000,000.00        A$63,000,000.00


Note Factor at the end of the
Quarterly Payment Date                                1.000000000                1.000000000

Amount to be applied towards payment
of interest on each class of Note on
this Quarterly Payment Date                         US$6,044,325.00           A$1,007,924.83


LIBOR/BBSW in respect of this quarterly period          1.91234%                 5.05149%


Rate of interest payable on each class
of Note in respect of this quarterly
period                                                  2.07234%                 5.56149%


A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
-----------------------------------------

As at September 18, 2002 (the dater of preparation of this report no A$ Redraw Notes have been issued


REDRAW FACILITY
---------------

Redraw Facility Principal at the
commencement of this Quarterly Payment Date          A$250,000.00

Redraw Facility Principal at the end
of this Quarterly Payment Date                       A$250,000.00

Redraw Facility Principal repaid
during the quarterly period                             A$0.00

Aggregate Subordinate Funded Further
Advance Amounts in relation to the
Quarterly Payment Date                                A$29,228.50

Interest paid on Redraw Facility Principal
during the quarterly period                            A$2,668.11


PRINCIPAL CASH BALANCE IN AUD
-----------------------------

Principal Cash Balance at the
commencement of this Quarterly Payment Date          A$9,010,652.17

Principal Cash Balance at the
end of this Quarterly Payment Date                   A$9,010,652.17


INCOME RESERVE IN AUD
---------------------
Income Reserve at the commencement of
this Quarterly Payment Date                             A$0

Income Reserve at the end of this
Quarterly Payment Date                                  A$0


COLLECTION INFORMATION IN AUD
-----------------------------

Collections (1) held by the Trustee in
relation to this Quarterly Payment Date            A$42,231,953

Less: Principal Cash Balance at the
end of the Quarterly Payment Date                   A$9,010,652

Less: Income Reserve at the end of the
Quarterly Payment Date                                  A$0
                                                -------------------
Collections (other than Principal Cash
Balance and Income Reserve) at the end
of the Quarterly Payment Date                      A$33,221,301

Less: Collections to be applied towards
repayment of Redraw Facility Principal
on the Quarterly Payment Date                           A$0

Less: Collections to be applied
towards payment of Expenses of the
Trust in respect of this quarterly
period                                             A$33,221,301
                                                -------------------
Collections to be applied towards
repayment of U$ Notes on the
Quarterly Payment Date                                  A$0
                                                -------------------
Principal Collections (net of redraws)
in relation to this Quarterly Payment
Date                                               A$165,496,115

Less: Principal Collections applied
or retained by the Trust to be applied
towards the acquisition of substitute
housing loans                                      A$165,496,115

Less: Principal Collections to be
applied towards repayment of Redraw
Facility Principal on the Quarterly
Payment Date                                            A$0
                                                -------------------
Principal Collections to be applied
towards repayment of US$ Notes on
the Quarterly Payment Date                              A$0
                                                -------------------


(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws


                             PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
                          THE QUARTERLY PERIOD FROM 12 JUNE 2002 TO 24 SEPTEMBER 2002 (Continued)


PRE-FUNDING POOL INFORMATION IN AUD
------------------------------------
                                                                                    Weighted Average         Amount Remaining
                                                               Aggregate Principal Interest Rate Payable  in the Pre-Funding Pool
                                            Number of Housing  Balance of Housing  on the Housing Loans   at the end of the Pre-
                                              Loans Acquired     Loans Acquired        Acquired             Funding Period and
                                                                                                           added to Collections
                                            ---------------------------------------------------------------------------------------
Details of the housing loans acquired
using pre-fundng pool amounts                  1,449               A$256,698,008       6.3558%                A$4,846


HOUSING LOAN POOL INFORMATION IN AUD
-------------------------------------        Number of Housing    Number of Housing   Maximum Current      Minimum Current
                                                   Loans            Loan Accounts       Housing Loan         Housing Loan
                                                                                          Balance               Balance

                                            ---------------------------------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                         9,790                   11,510           A$904,443                  A$0



                                             Weighted Average
                                             Original Loan-to-      Maximum Original    Total Valuation of the
                                                Value Ratio       Loan-to-Value Ratio   Security Properties
                                            --------------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this         76.64%                  95.00%          A$2,712,475,857
Quarterly Payment Date


                                                                   Outstanding        Outstanding
                                               Outstanding          Balance of         Balance of         Average
                                                Balance of          Fixed Rate        Variable Rate    Current Housing
                                              Housing Loans       Housing Loans       Housing Loans      Loan Balance
                                            ----------------------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                      A$1,789,429,554        A$96,728,894      A$1,692,700,660       A$182,781


                                                                 Weighted Average
                                            Maximum Remaining     Remaining Term    Weighted Average
                                            Term to Maturity        to Maturity         Seasoning
                                            --------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                         361 months           345 months          14 months



FURTHER ADVANCE INFORMATION IN AUD
----------------------------------

Aggregate amount of Further Advances
(not being subordinated further
advances) made during the period                A$0.00



DELINQUENCY INFORMATION
-----------------------

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

                                              Number of        Percentage of    Outstanding Balance   Percentage of Pool
                                            Housing Loans      Pool by Number    of the Applicable      by Outstanding
                                                                                     Delinquent           Balance of
                                                                                   Housing Loans        Housing Loans
                                           -----------------------------------------------------------------------------
30 - 59 days                                       32               0.28%          A$8,066,549.19          0.45%
60 - 89 days                                       14               0.12%          A$3,543,961.18          0.20%
90 - 119 days                                       6               0.05%          A$1,163,571.56          0.07%
Greater than 120 days                               2               0.02%            A$423,124.81          0.02%
                                           -----------------------------------------------------------------------------
Total Arrears                                      54               0.47%          A$13,197,205.74          0.74%
                                           =============================================================================



MORTGAGE INSURANCE CLAIMS INFORMATION
-------------------------------------

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.


Amount of mortgage insurance claims made:             A$0.00

Amount of mortgage insurance claims paid:             A$0.00

Amount of mortgage insurance claims pending:          A$0.00

Amount of mortgage insurance claims denied:           A$0.00






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